October 1, 2021

BNY MELLON INVESTMENT FUNDS V, INC.

– BNY Mellon Diversified International Fund

Supplement to Current Prospectus

The following information supersedes and replaces the sixth paragraph of the section "Fund Details – Goal and Approach – Description of the Underlying Funds – BNY Mellon International Equity Fund" and the fourth paragraph of the section "Fund Details – Goal and Approach – Description of the Underlying Funds – BNY Mellon Global Emerging Markets Fund" in the prospectus:

As part of its investment research process, Newton considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct proprietary ESG quality reviews of certain investments (depending on the nature of the relevant investment). Newton, however, does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments such as index-based ETFs. In addition, Newton will make investment decisions for the fund that are not based solely on ESG considerations, such as those factors set out above. In some cases therefore, Newton may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the fund.

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